UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 23, 2006
SYNTAX-BRILLIAN CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-50289	05-0567906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 N. DESERT DRIVE
TEMPE, ARIZONA
85281
(Address of Principal Executive Offices) (Zip Code)
(602) 389-8888
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.
(a)	On January 23, 2006, we dismissed the accounting firm of Epstein Weber & Conover, PLC, the independent registered public accounting firm previously engaged to audit our financial statements. The decision to dismiss our auditors was made as a result of our recently completed merger with Syntax Groups Corporation, which became our wholly owned subsidiary on November 30, 2005. The decision to dismiss our auditors was recommended and approved by the Audit Committee of our Board of Directors and approved by our Board of Directors.
(b)	Between May 19, 2005, the date Epstein Weber & Conover, PLC was engaged, and through and including the termination date of January 23, 2006, there were no disagreements between us and Epstein Weber & Conover, PLC on any matter of accounting principles or practices, financial statement disclosure, accounting scope or procedure, or any reportable events.
(c)	Epstein Weber & Conover, PLC has not delivered any reports on our financial statements.
(d)	Effective January 23, 2006, we engaged the accounting firm of Grobstein, Horwath & Company LLP, an independent registered public accounting firm, as our new independent auditors pursuant to an engagement letter dated January 23, 2006. We have not consulted with Grobstein, Horwath & Company LLP during the last two fiscal years ended December 31, 2004 and 2003 or during the subsequent interim reporting period from the last audit date of December 31, 2004, through and including the effective engagement date of January 23, 2006, on either the application of accounting principles or type of opinion Grobstein, Horwath & Company LLP might issue on our financial statements. However, Grobstein, Horwath & Company LLP is the auditor for Syntax Groups Corporation, which became our wholly owned subsidiary pursuant to a merger completed on November 30, 2005. Because shareholders of Syntax Groups Corporation owned approximately 70% of our outstanding common stock following the completion of the merger, Syntax Groups Corporation is treated as the acquiring company for accounting purposes, and Syntax Groups Corporation financial statements became our financial results following the completion of the merger.
(e)	We have requested Epstein Weber & Conover, PLC to furnish a letter addressed to the Securities and Exchange Commission stating whether Epstein Weber & Conover, PLC agrees with the above statements made by us. A copy of this letter addressed to the SEC, dated January 23, 2006, is filed as Exhibit 16 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.

Exhibit
Number	Description

16	Letter of Epstein Weber & Conover, PLC to the Securities and Exchange Commission dated January 23, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION
Date: January 24, 2006	By:	/s/ Wayne A. Pratt
Wayne A. Pratt
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

16	Letter of Epstein Weber & Conover, PLC to the Securities and Exchange Commission dated January 23, 2006.